Exhibit 4.3

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT.

INCORPORATED UNDER THE LAWS OF THE STATE OF

DELAWARE

NUMBER	SHARES
-	-
COMMON STOCK	14,000,000 AUTHORIZED SHARES
CUSIP 29260K109	PAR VALUE: $0.0001

ENDI CORP

This Certifies that

Is The Record Holder Of

Shares of ENDI CORP Class A Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

***

ENDI Corp

Delaware

***

/s/ Jessica L. Greer	/s/ Alea A. Kleinhammer
Vice President	Chief Financial Officer

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. TEN COM - as tenants in common TEN ENT - as tenants by the entireties JT TEN - as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT - ...................Custodian ............... (Cust) (Minor) under Uniform Gifts to Minors Act................................................. (State) Additional abbreviations may also be used though not in the above list. For Value Received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE) Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution     in the premises. Dated NOTICE: THE SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. SIGNATURES MUST BE MEDALLION GUARANTEED BY AN ELIGIBLE FINANCIAL INSTITUTION (COMMERCIAL BANK, TRUST COMPANY, OR A BROKER) PARTICIPATING IN A MEDALLION SIGNATURE GUARANTEE PROGRAM. ALL EXISTING REGISTERED OWNERS MUST SIGN. THIS SIGNATURE(S) MUST BE GUARANTEED AND THE GUARANTOR OF THIS SIGNATURE(S) MUST BE ACCEPTABLE TO THE TRANSFER AGENT.